                                                                  EXHIBIT 10(a)

STATE OF ALABAMA  )

JEFFERSON COUNTY  )


                             SOUTHTRUST CORPORATION
                      EXECUTIVE MANAGEMENT RETIREMENT PLAN

         SOUTHTRUST CORPORATION, a Delaware corporation with its principal place of business in Birmingham, Alabama (hereinafter for convenience referred to as "SouthTrust") hereby adopts and publishes this the SouthTrust Corporation Executive Management Retirement Plan for the benefit of a select group of highly compensated or management employees of (hereinafter for convenience referred to as "Participants"), to be effective as of 1st day of January, 2002, as follows:

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, it is intended that this Plan will provide retirement benefits to certain selected Participants in addition to any retirement benefits that may be provided to Participants by SouthTrust under any other plan or agreement; and

         WHEREAS, it is intended that the Plan shall remain unfunded for purposes of Title I of ERISA and for income tax purposes; and

         WHEREAS, the Board of Directors of the Employer approved and adopted, by resolution, the Plan, as hereinafter stated in its entirety; and

         WHEREAS, SouthTrust has established the Trust for the Benefit of Participants in the SouthTrust Corporation Executive Management Retirement Plan (hereinafter referred to as "Trust") for the purpose of providing, upon the occurrence of certain events, the benefits prescribed under this Plan; and

         WHEREAS, Participants are currently highly compensated or management employees of SouthTrust and have been selected by the Committee (as hereinafter defined) to participate in the Plan; and

         WHEREAS, SouthTrust has determined that the Participants have performed outstanding services for SouthTrust, and as such, shall be entitled to the additional retirement benefits according to the terms and provisions set forth in this Plan and the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, IN CONSIDERATION OF THE ABOVE PREMISES, and the mutual covenants hereinafter set forth, faithfully to be kept by the parties hereto, it is agreed as follows:

         1. DEFINITIONS. Certain capitalized terms used herein without definition shall have the meanings assigned to such terms in the Pension Plan (as hereinafter defined) as if fully set forth herein.

                  1.1 "Administrator" means the Human Resource Committee of the Board.

                  1.2 "Beneficiary" means the individual or entity entitled to be paid the balance of a deceased Participant's benefits hereunder and shall be the same beneficiary as elected by the Participant under the Pension Plan (as hereinafter defined).

                  1.3      "Board" means the Board of Directors of SouthTrust.

                  1.4 "Change in Control" means any one or more of the following: (i) when any person or group of persons, directly or indirectly, becomes the beneficial owner of, or obtain(s) the right to acquire securities of SouthTrust representing 20% or more of the combined voting power of SouthTrust's outstanding voting stock; (ii) when there is a change in the majority of the members of the Board within any twenty-four month period; (iii) when there is consummated any merger or consolidation which would result in a change in control under any other provision of this paragraph; (iv) upon the adoption of any plan or proposal for the liquidation or dissolution of SouthTrust; or (v) upon the occurrence of any other event that would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A of the Securities Exchange Act of 1934.

                  1.5 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.6 "Committee" means the Human Resources Committee of SouthTrust.

                  1.7 "Effective Date" of the Plan means the 1st day of January, 2002.

                  1.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  1.9 "Participant" means a highly compensated or management-level employee of SouthTrust who has been notified by the Committee that he is covered under this Plan.

                  1.10 "Participation Agreement" means a written instrument, satisfactory in form and substance to the Committee, by which an employee is designated as a Participant in the Plan and agrees to participate in the Plan.

                  1.11 "Pension Plan" means the SouthTrust Corporation Pension Plan (formerly known as the SouthTrust Corporation Revised Retirement Income Plan), as the same may be from time to time amended.

                  1.12 "Plan" means the SouthTrust Corporation Executive Management Retirement Plan established by this document and as may be amended from time to time and executed by SouthTrust, and any related documents executed by the Participant.

                  1.13 "SouthTrust" means SouthTrust Corporation, a corporation organized and existing under the laws of the State of Delaware, and any corporate successor thereto, whether by merger, consolidation, liquidation, or otherwise.

                  1.14 "Trust" means the Trust for the SouthTrust Corporation Executive Management Retirement Plan created simultaneously herewith for the benefit of the Participants pursuant to the terms of the Plan.

         2. PURPOSE. The Plan is intended to be unfunded for purposes of Title I of ERISA and for income tax purposes and is also intended to provide additional retirement benefits to the Participants.

         3. ELIGIBILITY. Only those highly compensated or management-level employees of SouthTrust selected and notified by the Committee are eligible to participate.

         4. PARTICIPATION. The Committee will select those employees, if any, who will participate in the Plan. The Committee will notify each Participant in writing of his participation in the Plan and the date he commenced participation in the Plan, and deliver a Participation Agreement. An eligible employee to whom a Participation Agreement is delivered may become a Participant in the Plan by executing and returning the Participation Agreement to the Committee, subject to the terms and conditions set forth in the Participation Agreement. The provisions of a Participation Agreement may from time to time be amended by a written instrument executed by an officer of SouthTrust duly authorized by the Committee and the Participant.

         5. ESTABLISHMENT OF TRUST. SouthTrust is not required to fund this Agreement. However, it may do so by setting aside such cash and or other property necessary to pay the retirement benefits provided hereunder. In any event, however, the rights of the Participants shall be those of unsecured creditors. Any and all funds which may be set aside by SouthTrust to satisfy any and all obligations created by this Plan and any related documents shall be paid by SouthTrust to the Trustee under the Trust which is, at the date of this Plan, SunTrust Bank, a Georgia corporation ("Trustee").

         6.       BENEFIT.

                  6.1      Annual Benefit.

                           (a)      Retirement at Age 65. If a Participant
retires on or after the Participant's 65th birthday, he will be entitled to receive the Annual Benefit set forth in the Participant's Participation Agreement.

                           (b)      Retirement Prior to Age 65. If a
Participant retires prior to the Participant's 65th birthday, his Annual Benefit set forth in the Participant's Participation Agreement shall be reduced by an amount equal to .35% for each full calendar month remaining until the Participant's 65th birthday.

                  6.2 Death Benefit. If the Participant dies before commencing to receive payment of the benefits hereunder, the Eligible Spouse of the Participant shall be entitled to receive, or commence to receive as of the first day of the month following the Participant's death, the payments that would have been made to such Eligible Spouse under a Qualified Joint and Survivor Annuity.

         7. PAYMENT OF BENEFIT. The Participant shall be entitled to receive the Annual Benefit set forth in Section 6 hereinabove in the same manner and at the same time, upon occurrence of the same events and subject to the same conditions, as provided under Pension Plan.

         8.       ADMINISTRATION.

                  8.1 Administrator. This Plan shall be administered by the Administrator.

                  8.2 Administrator's Powers and Duties. The Administrator shall have the powers and duties to:

                           (a)      Construe and interpret the provisions of
the Plan;

                           (b)      Adopt, amend, or revoke rules and
regulations for the administration of the Plan, provided they are not inconsistent with the provisions of the Plan;

                           (c)      Provide appropriate parties with such
returns, reports, descriptions and statements as may be required by law, within the times prescribed by law and to make them available for examination by the Participant when required by law;

                           (d)      Take such other action as may reasonably be
required to administer the Plan in accordance with its terms or as may be provided for or required by law;

                           (e)      Withhold applicable taxes and file with the
Internal Revenue Service appropriate information returns, with respect to distributions made from the Plan; and

                           (f)      Appoint and retain such persons, including
a trustee of the Trust, as may be necessary to carry out the functions of the Administrator.

                           (g)      Upon the occurrence of a Change In Control,
the Administrator shall delegate and the Trustee shall accept any and all administrative duties created by this Agreement.

         9.       CLAIMS.

                  9.1 Submission of Claim. Claims for benefits under this Plan are to be submitted to the Administrator.

                  9.2 Notice of Determination of Claim. The Administrator shall notify the claimant of the determination of the claim within 90 days after the Administrator's receipt of such claim. The notice shall be written in a manner calculated to be understood by the claimant and shall include: (i) the specific reason or reasons for the denial; (ii) specific reference to the pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the Plan's appeal procedures.

                  9.3 Extension of Time. If special circumstances require an extension of time for processing the initial claim, a written notice of the extension will be given to the claimant before the end of the original 90 day period and will (a) explain the reasons for the delay and (b) state when a determination of the claim is expected to be made.

                  9.4 Appeal of Denial of Claim. Within 60 days after receipt by the claimant of written notification of denial of a claim, the claimant or his duly authorized representative may appeal such denial by filing with the Administrator a written application for a review of the denial of the claim. In connection with such appeal, the claimant or his duly authorized representative: (a) will have access to all written comments, documents, and records relating to the claim upon request of the claimant and at no cost to the claimant; (b) may submit all information, documents, and records, regardless of whether such information was submitted or considered in the initial claim determination; and (c) may request a hearing with the Administrator.

                           A decision on review shall be made by the
Administrator within 60 days after receipt of a written request unless a hearing has been requested and will be issued to the claimant in writing. If special circumstances require an extension of time for processing of the appeal, in which case the Administrator's decision on review shall be rendered no later than 120 days after receipt of the request for review. If special circumstances require an extension, written notice will be given to the claimant before the end of the original 60 day period and will (a) explain the reasons for the delay and (b) when a determination of the claim on review is expected to be made. The claimant will have access to and be permitted to obtain a copy of all documents and records pertaining to his/her appeal. If the claim is denied on appeal, the notification of the claimant will include (a) specific reasons for the decision, written in a manner reasonably calculated to be understood by the claimant; (b) contain specific references to the pertinent portions of the documents governing the Plan on which the decision is based;
(c) a statement informing you that you may access or obtain copies of all relevant documents and records; and (d) the procedures for a voluntary appeal, including the right of the claimant to bring a civil action after an appeal.

         10.      MISCELLANEOUS.

                  10.1 Amendment and Termination to Plan. This Plan may not be modified or amended in whole or in part, except as amendments may be required as a result of applicable amendments made to the Pension Plan or applicable law. This Plan may only be terminated upon the prior written consent of the Participants and SouthTrust. In addition, no amendment or modification to the Plan shall reduce or impair the Participant's or Beneficiary's accrued benefits or optional forms of benefits that are attributable to services performed prior to the amendment. In the event the Plan is terminated prior to a Participant's 65th birthday, the benefit payable to or with respect to the Participant hereunder shall be limited to the actuarial equivalent of the Participant's benefit hereunder, determined as of the date of payment of such benefit is made.

                  10.2 Reversion of Additional Assets. In the event there are assets remaining in the Trust after all obligations to all Participants and Beneficiaries have been satisfied ("Additional Assets") the Trustee shall pay such Additional Assets to SouthTrust and the Trust shall be dissolved and the Plan terminated.

                  10.3 Unsecured Promise. SouthTrust and each Participant acknowledge that this Plan shall create only an unsecured promise by SouthTrust to Participants to pay the benefits provided herein.

                  10.4 Assignment of Rights to Benefits. A Participant's rights to the benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by the Participant or by creditors of the Participant.

                  10.5 Unfunded Plan. It is the intention of SouthTrust and each Participant that the Plan be unfunded for income tax purposes and for purposes of Title I of ERISA.

                  10.6 Right to Employment. This Plan shall not be construed as giving the Participant any right to continued employment with SouthTrust.

                  10.7 Binding Nature of the Plan. The Plan shall be binding upon and inure to the benefit of SouthTrust its successors and assigns, each Participant and Beneficiaries and their heirs and legal representatives.

                  10.8 Written Notice. Any notice or other communication required or permitted under the Plan shall be in writing. If directed to SouthTrust, the notice or communication shall be sent to the Board at the principal executive offices of SouthTrust. If directed to the Participant, it shall be sent to such Participant at the last known address as it appears on SouthTrust's records or, if the Participant is employed by SouthTrust, at the work site, at SouthTrust's option. If directed to a Beneficiary or an Eligible Spouse, it shall be sent to such Beneficiary or Eligible Spouse at the last known address as it appears on SouthTrust's records.

                  10.9 Entire Plan. This Plan, as completed and executed by SouthTrust, and the Participation Agreements executed by SouthTrust and the Participants and all amendments thereto, shall constitute the entire Plan between SouthTrust and the Participants.

                  10.10 Controlling Law. This Plan shall be construed in accordance with the laws of the State of Alabama.

                  10.11 Expenses. The costs of administering the Plan will be paid by SouthTrust.

                  10.12 Captions. The captions or headings in this Plan are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Plan.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, SouthTrust Corporation by and through its duly authorized officers have caused this instrument to be executed under seal on the ____ day of _______________, 2002.

                                               SOUTHTRUST CORPORATION



                                   By
                                      -----------------------------------------
                                        Its
                                            -----------------------------------

ATTEST:



---------------------------------
Its Secretary

                             SOUTHTRUST CORPORATION
                      EXECUTIVE MANAGEMENT RETIREMENT PLAN
                            PARTICIPATION AGREEMENT

         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Management Retirement Plan (the "Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation (the "Committee") hereby designates the undersigned individual (the "Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan below:

         1.       The name of the Participant is Wallace D. Malone, Jr.;

         2. The date as of which the Participant commences participation in the Plan is January 1, 2002;

         3. Except to the extent adjustments are made pursuant to Section 6.1(b) of the Plan, the Participant shall be entitled to receive an annual benefit (the "Annual Benefit"), payable as set forth in Section 7 of the Plan, in the amount of $755,000.00 (Seven Hundred Fifty-Five Thousand Dollars) as a straight life annuity; however, if the Participant has elected to receive his retirement benefits as provided under the SouthTrust Corporation Pension Plan (formerly known as the SouthTrust Corporation Revised Retirement Income Plan) (the "Pension Plan") in a form other than a straight life annuity, then the Participant will receive the actuarial equivalent (using the actuarial assumptions set forth in the Pension Plan) of the Annual Benefit in the same form as elected by the Participant under the Pension Plan; and

         4. This Participation Agreement hereby supercedes and replaces any and all prior Participation Agreements entered into by the Participant and SouthTrust.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf of its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.



         Date:
              -----------------

                                               SOUTHTRUST CORPORATION
ATTEST:



                                      By:
-------------------------------           -------------------------------------
Its Secretary                                      Its
                                                       ------------------------

IN PRESENCE OF:
                                          -------------------------------------
                                          Wallace D. Malone, Jr., Participant

-------------------------------

                             SOUTHTRUST CORPORATION
                      EXECUTIVE MANAGEMENT RETIREMENT PLAN
                            PARTICIPATION AGREEMENT

         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Management Retirement Plan (the "Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation (the "Committee") hereby designates the undersigned individual (the "Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan below:

         1.       The name of the Participant is Julian W. Banton;

         2. The date as of which the Participant commences participation in the Plan is January 1, 2002;

         3. Except to the extent adjustments are made pursuant to Section 6.1(b) of the Plan, the Participant shall be entitled to receive an annual benefit (the "Annual Benefit"), payable as set forth in Section 7 of the Plan, in the amount of $140,000.00 (One Hundred Forty Thousand Dollars) as a straight life annuity; however, if the Participant has elected to receive his retirement benefits as provided under the SouthTrust Corporation Pension Plan (formerly known as the SouthTrust Corporation Revised Retirement Income Plan) (the "Pension Plan") in a form other than a straight life annuity, then the Participant will receive the actuarial equivalent (using the actuarial assumptions set forth in the Pension Plan) of the Annual Benefit in the same form as elected by the Participant under the Pension Plan; and

         4. This Participation Agreement hereby supercedes and replaces any and all prior Participation Agreements entered into by the Participant and SouthTrust.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf of its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.



         Date:
              -----------------

                                               SOUTHTRUST CORPORATION
ATTEST:



                                      By:
-------------------------------           -------------------------------------
Its Secretary                                      Its
                                                       ------------------------

IN PRESENCE OF:
                                          -------------------------------------
                                          Julian W. Banton, Participant

-------------------------------

                             SOUTHTRUST CORPORATION
                      EXECUTIVE MANAGEMENT RETIREMENT PLAN
                            PARTICIPATION AGREEMENT

         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Management Retirement Plan (the "Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation (the "Committee") hereby designates the undersigned individual (the "Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan below:

         1.       The name of the Participant is Edward F. Schmidt;

         2. The date as of which the Participant commences participation in the Plan is January 1, 2002;

         3. Except to the extent adjustments are made pursuant to Section 6.1(b) of the Plan, the Participant shall be entitled to receive an annual benefit (the "Annual Benefit"), payable as set forth in Section 7 of the Plan, in the amount of $60,000.00 (Sixty Thousand Dollars) as a straight life annuity; however, if the Participant has elected to receive his retirement benefits as provided under the SouthTrust Corporation Pension Plan (formerly known as the SouthTrust Corporation Revised Retirement Income Plan) (the "Pension Plan") in a form other than a straight life annuity, then the Participant will receive the actuarial equivalent (using the actuarial assumptions set forth in the Pension Plan) of the Annual Benefit in the same form as elected by the Participant under the Pension Plan; and

         4. This Participation Agreement hereby supercedes and replaces any and all prior Participation Agreements entered into by the Participant and SouthTrust.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf of its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.



         Date:
              -----------------

                                               SOUTHTRUST CORPORATION
ATTEST:



                                      By:
-------------------------------           -------------------------------------
Its Secretary                                      Its
                                                       ------------------------

IN PRESENCE OF:
                                          -------------------------------------
                                          Edward F. Schmidt, Participant

-------------------------------

                             SOUTHTRUST CORPORATION
                      EXECUTIVE MANAGEMENT RETIREMENT PLAN
                            PARTICIPATION AGREEMENT

         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Management Retirement Plan (the "Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation (the "Committee") hereby designates the undersigned individual (the "Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan below:

         1.       The name of the Participant is Thomas H. Coley;

         2. The date as of which the Participant commences participation in the Plan is January 1, 2002;

         3. Except to the extent adjustments are made pursuant to Section 6.1(b) of the Plan, the Participant shall be entitled to receive an annual benefit (the "Annual Benefit"), payable as set forth in Section 7 of the Plan, in the amount of $60,000.00 (Sixty Thousand Dollars) as a straight life annuity; however, if the Participant has elected to receive his retirement benefits as provided under the SouthTrust Corporation Pension Plan (formerly known as the SouthTrust Corporation Revised Retirement Income Plan) (the "Pension Plan") in a form other than a straight life annuity, then the Participant will receive the actuarial equivalent (using the actuarial assumptions set forth in the Pension Plan) of the Annual Benefit in the same form as elected by the Participant under the Pension Plan; and

         4. This Participation Agreement hereby supercedes and replaces any and all prior Participation Agreements entered into by the Participant and SouthTrust.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf of its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.



         Date:
              -----------------

                                               SOUTHTRUST CORPORATION
ATTEST:



                                      By:
-------------------------------           -------------------------------------
Its Secretary                                      Its
                                                       ------------------------

IN PRESENCE OF:
                                          -------------------------------------
                                          Thomas H. Coley, Participant

-------------------------------

                             SOUTHTRUST CORPORATION
                      EXECUTIVE MANAGEMENT RETIREMENT PLAN
                            PARTICIPATION AGREEMENT

         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Management Retirement Plan (the "Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation (the "Committee") hereby designates the undersigned individual (the "Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan below:

         1.       The name of the Participant is Glenn Eubanks;

         2. The date as of which the Participant commences participation in the Plan is January 1, 2002;

         3. Except to the extent adjustments are made pursuant to Section 6.1(b) of the Plan, the Participant shall be entitled to receive an annual benefit (the "Annual Benefit"), payable as set forth in Section 7 of the Plan, in the amount of $60,000.00 (Sixty Thousand Dollars) as a straight life annuity; however, if the Participant has elected to receive his retirement benefits as provided under the SouthTrust Corporation Pension Plan (formerly known as the SouthTrust Corporation Revised Retirement Income Plan) (the "Pension Plan") in a form other than a straight life annuity, then the Participant will receive the actuarial equivalent (using the actuarial assumptions set forth in the Pension Plan) of the Annual Benefit in the same form as elected by the Participant under the Pension Plan; and

         4. This Participation Agreement hereby supercedes and replaces any and all prior Participation Agreements entered into by the Participant and SouthTrust.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf of its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.



         Date:
              -----------------

                                               SOUTHTRUST CORPORATION
ATTEST:



                                      By:
-------------------------------           -------------------------------------
Its Secretary                                      Its
                                                       ------------------------

IN PRESENCE OF:
                                          -------------------------------------
                                          Glenn Eubanks, Participant

-------------------------------